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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2010

ZENITH NATIONAL INSURANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9627 (Commission File Number)	95-2702776 (IRS Employer Identification No.)
21255 Califa Street, Woodland Hills, CA (Address of principal executive offices)		91367-5021 (Zip Code)

Registrant's telephone number, including area code: (818) 713-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On February 10, 2010, Zenith National Insurance Corp., the Registrant, posted its 2009 Annual Report to Stockholders on its website, www.thezenith.com. A copy of this annual report is also furnished as Exhibit 99.1 to this Current Report.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits

        The following exhibit is furnished as part of this Current Report:

Number	Exhibit
99.1	Zenith National Insurance Corp. 2009 Annual Report to Stockholders

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.
Dated: February 10, 2010	By:	/s/ KARI L. VAN GUNDY
		Name:	Kari L. Van Gundy
		Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Zenith National Insurance Corp. 2009 Annual Report to Stockholders

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits